UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
                        JUNE 20, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                    Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

  On June 20, 2000, Laboratory Corporation of America-Registered Trademark- Holdings (LabCorp-Registered Trademark- ) announced that it has entered into a definitive agreement with privately-held National Genetics Institute, Inc. (NGI) to acquire all of the stock of NGI. Established in 1991, Los Angeles-based NGI is a leading national provider of
hepatitis   C  (HCV)  testing  using  innovative   molecular
diagnostic  technology.  Its customers  include  physicians,
drug   companies  performing  clinical  trials,  and  plasma
product  companies.  Terms of the definitive agreement  were
not  disclosed.   The transaction, which is expected  to  be
completed in July, is subject to certain, normal closing conditions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          June 20, 2000.


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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: June 21, 2000

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